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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: February 26, 2001




                             HARMONY HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                   000-19577                  95-4333330
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(State or other jurisdiction    (Commission File No.)      (IRS Employer ID No.)
     of incorporation)


             5501 EXCELSIOR BOULEVARD, MINNEAPOLIS, MINNESOTA 55416
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                    (Address of principal executive offices)


                                 (952) 925-8840
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              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         (a) Reference is made to the Press Release issued to the public by the Registrant on February 16, 2001, and attached hereto as an exhibit, relating to the closing of The End, Inc., a subsidiary of the Registrant.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

             99.1 Press Release dated February 16, 2001.







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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 26, 2001               HARMONY HOLDINGS, INC.



                                       BY: /s/ Christopher T. Dahl
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                                           Christopher T. Dahl
                                           ITS: Chief Executive Officer







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EXHIBIT INDEX

99.1     Press Release dated February 16, 2001.







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